UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  April 19, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware         1-2691                  13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)               (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02  Results of Operations and Financial Condition

American Airlines, Inc. is furnishing herewith a press release issued on April 19, 2006 by its parent company, AMR Corporation (AMR), as Exhibit 99.1 which is included herein. This press release was issued to report AMR's first quarter 2006 results.


Item 9.01  Financial Statements and Exhibits

          (c)  Exhibits

                      Exhibit 99.1  Press Release of AMR dated April 19, 2006









                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       American  Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 19, 2006





                        EXHIBIT INDEX


Exhibit        Description

99.1           Press Release




                                Exhibit 99.1


                              CONTACT: Al Becker
                                       Corporate Communications
                                       Fort Worth, Texas
                                       817-967-1577
                                       corp.comm@aa.com


FOR RELEASE: Wednesday, April 19, 2006

Editor's Note: A live Webcast reporting first quarter results will be broadcast on the Internet on April 19 at 2 p.m. EDT. (Windows Media Player required for viewing.)


        AMR CORPORATION REPORTS A FIRST QUARTER LOSS
 OF $92 MILLION, A $70 MILLION IMPROVEMENT OVER LAST YEAR'S
             FIRST QUARTER LOSS OF $162 MILLION

AMR Achieves The Improvement Despite The Impact Of High Fuel
                            Costs

First Quarter Results Also Are Marked By An Operating Profit
        And Positive Operating Cash Flow Performance


     FORT WORTH, Texas - AMR Corporation, parent company of
American Airlines, Inc., today reported a net loss of $92 million in the first quarter of 2006, or $.49 per share, as compared to a net loss of $162 million, or $1.00 per share, in the first quarter of 2005. First quarter 2005 results included a benefit of $69 million, or $.43 per share, related to certain excise tax refunds.

     "A loss of any size is never satisfactory," said AMR Chairman and CEO Gerard Arpey, "but it is somewhat gratifying to have improved our first quarter results by $139 million year over year excluding last year's excise tax refunds, despite the Company paying $349 million more for fuel because of higher fuel prices during the first quarter of 2006 versus the same period last year." Arpey also pointed out that the Company achieved a first quarter operating profit of $115 million, and had positive operating cash flow for the period.

     For the quarter, American's passenger revenue per available seat mile was up 10.8 percent year over year. American's load factor - or percentage of seats filled - for the first quarter was 77.2 percent, up 1.8 points over the first quarter of 2005, while yield, representing average fares, was up 8.2 percent. Overall, AMR's revenue from all sources - passenger, cargo and other categories - grew in the first quarter by $594 million, or 12.5 percent, year over year.

     "Thanks to the hard work of our people and the changes we have made, we are creating new streams of revenue and are bringing additional customers into the network. These efforts are driving unit revenues to near 2000 levels," Arpey said. "Unfortunately, the price of fuel has increased by more than 143 percent since then, adding $3.6 billion to our annual cost structure. Even with strong demand for air travel, we have been able to pass only a very small portion of that increase on to our customers." On a year over year basis, American's mainline cost per available seat mile was up by 10.3 percent. Excluding fuel, mainline unit costs increased 2.9 percent versus the first quarter of last year.

     Under the tenets of its Turnaround Plan and working collaboratively with its employees and unions, American continues to focus sharply on numerous cost savings initiatives as it works to achieve sustained profitability.
One such step is a flattening of the summer peak schedule that allows the airline to reduce the extra resources that it carries year-round to support the summer peak. As a result, American is placing 27 of its MD80 aircraft into temporary storage in phases by July 1, 2006, to improve the overall efficiency of its operations.

     In an initiative to reduce distribution costs, American at the end of March successfully renegotiated its agreement with Worldspan, a global distribution system (GDS) that enables an airline to display its products over an extensive network of travel agencies. The new arrangement provides American with substantially lower costs and greater flexibility in continuing to adopt new cost-effective technologies as they become available. American is in discussions with some of the other GDSs as well.

     Despite the continuing challenges of a very difficult industry, Arpey said he is pleased with the airline's progress to date, and expects a very robust summer. "It looks like another very busy summer for our industry," he said. "Our planes should be full, which among other things means we have a golden opportunity - if we stay focused on running a good airline, controlling costs, and giving our customers what they truly value - to build on the momentum reflected in the financial results we are reporting today."

     Arpey pointed out that as of April 14, AMR had contributed $120 million to its various defined benefit plans this year.

     AMR ended the quarter with $4.8 billion in cash and short-term investments, including a restricted balance of $510 million.


Editor's Note: AMR's Chairman, President and Chief Executive Officer, Gerard Arpey, and its Executive Vice President and Chief Financial Officer, Thomas Horton, will make a presentation to analysts during a teleconference on Wednesday, April 19, from 2 p.m. to 2:45 p.m. EDT.
Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577.

Statements in this release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook," "may," "will," "should," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the materially weakened financial condition of the Company, resulting from its significant losses in recent years; the ability of the Company to generate additional revenues and significantly reduce its costs; changes in economic and other conditions beyond the Company's control, and the volatile results of the Company's operations; the Company's substantial indebtedness and other obligations; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; continued high fuel prices and further increases in the price of fuel, and the availability of fuel; the fiercely competitive business environment faced by the Company, and historically low fare levels; competition with reorganized and reorganizing carriers; the Company's reduced pricing power; the Company's need to raise additional funds and its ability to do so on acceptable terms; changes in the Company's business strategy; government regulation of the Company's business; conflicts overseas or terrorist attacks; uncertainties with respect to the Company's international operations; outbreaks of a disease (such as SARS or avian flu) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; the Company's ability to retain key management personnel; potential failures or disruptions of the Company's computer, communications or other technology systems; changes in the price of the Company's common stock; and the ability of the Company to reach acceptable agreements with third parties. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2005.



Detailed financial information follows:

                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                               Three Months Ended March 31,  Percent
                                    2006          2005       Change
Revenues
 Passenger - American Airlines    $ 4,244       $ 3,841       10.5
           - Regional Affiliates      569           451       26.2
 Cargo                                186           183        1.6
 Other revenues                       345           275       25.5
    Total operating revenues        5,344         4,750       12.5


Expenses
  Wages, salaries and benefits      1,729         1,644        5.2
  Aircraft fuel                     1,473         1,097       34.3
  Other rentals and landing fees      316           300        5.3
  Depreciation and amortization       287           290       (1.0)
  Commissions, booking
    fees and credit card expense      269           271       (0.7)
  Maintenance,
    materials and repairs             236           235        0.4
  Aircraft rentals                    146           148       (1.4)
  Food service                        124           125       (0.8)
  Other operating expense             649           617        5.2
    Total operating expense         5,229         4,727       10.6


Operating Income                      115            23         *

Other Income (Expense)
  Interest income                      53            36       47.2
  Interest expense                   (261)         (235)      11.1
  Interest capitalized                  7            23      (69.6)
  Miscellaneous - net                  (6)           (9)     (33.3)
                                     (207)         (185)     (11.9)

Loss Before Income Taxes              (92)         (162)     (43.2)
Income tax                              -            -          -
Net Loss                            $ (92)       $ (162)     (43.2)


Basic and Diluted Loss Per Share    $ (0.49)     $ (1.00)


Number of Shares Used in
  Computation
  Basic and Diluted                   186           161

*     Greater than 100%






                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)


                                    Three Months Ended March 31,   Percent
                                         2006         2005         Change
American Airlines, Inc. Mainline Jet
Operations
  Revenue passenger miles (millions)    33,015       32,327          2.1
    Available seat miles (millions)     42,752       42,854         (0.2)
    Cargo ton miles (millions)             521          539         (3.3)
    Passenger load factor                 77.2%        75.4%         1.8 pts.
    Passenger  revenue  yield per
      passenger mile (cents)             12.85        11.88          8.2
    Passenger revenue per available
      seat mile (cents)                   9.93         8.96         10.8
    Cargo  revenue yield per ton
      mile (cents)                       35.65        33.95          5.0
    Operating expenses per available
      seat mile, excluding Regional
      Affiliates (cents) (1)             10.81         9.80         10.3
    Fuel consumption (gallons, in
      millions)                            705          729         (3.3)
    Fuel  price per gallon (cents)(2)    189.0        136.6         38.4


Regional Affiliates
    Revenue passenger miles (millions)   2,277        1,885         20.8
    Available seat miles (millions)      3,257        2,916         11.7
    Passenger load factor                 69.9%        64.7%         5.2 pts.


AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                   73,200       75,100
    Other                               13,400       13,400
         Total                          86,600       88,500

(1) Excludes $654 million and $583 million of expense incurred related to Regional Affiliates in 2006 and 2005, respectively.
(2)  Includes the impact of a $55 million fuel excise tax refund in 2005.

















                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


American Airlines, Inc. Mainline Jet Operations     Three Months Ended March 31,
(in millions, except as noted)                         2006         2005

Total operating expenses as reported               $  5,275     $  4,781
Less: Operating expenses incurred
  related to Regional Affiliates                        654          583
Operating expenses, excluding
  expenses incurred related to
  Regional Affiliates                              $  4,621     $  4,197
American  mainline jet operations
  available seat miles                               42,752       42,854
Operating expenses per available seat
  mile, excluding Regional
  Affiliates (cents)                                  10.81         9.80

Percent change                                         10.3%

Operating expenses, excluding
  expenses incurred related to
  Regional Affiliates                              $  4,621     $  4,197
Less:  Fuel expense                                   1,332          996
Operating expenses, excluding expenses
  incurred related to Regional
  Affiliates and fuel expense                      $  3,289     $  3,201
American  mainline jet operations
  available seat miles                               42,752       42,854
Operating expenses per available seat
  mile, excluding Regional
  Affiliates and fuel expense (cents)                  7.69         7.47

Percent change                                          2.9%


Note: The company believes that operating expenses per available seat mile, excluding the cost of fuel, assists investors in understanding the impact of fuel prices on the Company's operations.



AMR Corporation
Fuel Price vs. 1st Quarter 2005

Average fuel price per gallon (cents)
      Three months ended March 31, 2006                            189.7

      Three months ended March 31, 2005               137.9
      Add: Impact of fuel credit                        6.9
                                                                   144.8
 Change in price (cents)                                            44.9
 2006 consumption (gallons, in millions)                         x   776
 Impact of fuel price variance (in millions)                     $   349





                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


AMR Corporation
Impact of Special Items               Three Months Ended
(in millions)                             March 31,
                                       2006         2005

Net loss                             $  (92)     $  (162)
Add: Impact of special items              -          (69)
Net loss excluding special items     $  (92)     $  (231)

Difference                           $ (139)


Note: The Company believes that results of operations excluding the impact of special items assists investors in understanding the impact of special items on the Company's operations.

                             ###

   Current AMR Corp news releases can be accessed via the
                          Internet.
              The address is http://www.aa.com